ALLIANCE WORLD DOLLAR GOVERNMENT FUND

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL


LETTER TO SHAREHOLDERS                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

November 18, 1997

Dear Shareholder:

The World Dollar Government Fund's annual reporting period closed on October 31, 1997. After posting strong returns throughout most of the past six months, the emerging market bond sector retreated sharply in October and ended the period with modest gains. Financial market turmoil, which started in Southeast Asia and quickly spread to other developing country bond markets, unsettled investors and caused emerging market yield spreads to widen dramatically. Meanwhile, the U.S. bond market posted strong returns over the past six months as the prospects of slower U.S. growth coupled with increased investor demand for "safe," liquid securities drove bond prices higher in the U.S.

INVESTMENT RESULTS
In spite of the recent slowdown in the emerging market sector, we are pleased to report that Alliance World Dollar Government Fund posted positive returns over the most recent period and outperformed its benchmark. For the six months ended October 31, 1997, the Fund returned 3.60% on a net asset value basis. This compares with a return of 1.88% for the benchmark, the J.P. Morgan Emerging Market Bond Index. This outperformance can be attributed to strong performance of the Fund's holdings of U.S. Treasury bonds. The Fund's relative underweighting in Southeast Asian securities also positively impacted portfolio performance. For the twelve months ended October 31, 1997, the Fund achieved a total return of 14.24%, versus a total return of 14.00% for the benchmark.

ECONOMIC AND MARKET REVIEW
Economic growth continued at a healthy pace and inflation remained at low absolute levels worldwide over the past six months. Although U.S. growth showed some signs of slowing, the economy remained strong, once again led by persistent strength in the labor market. Employment growth continued at a brisk pace and the unemployment rate dropped to 4.7% in October, a 24-year low. Consumer confidence remained at its recent highs and real income grew solidly. Overall, growth in aggregate output (GDP) reached 3.5% in the third quarter, up slightly from the second quarter's 3.3% pace.

In spite of an increase in wage pressures, inflation remained very well behaved during the period. Wholesale inflation, as measured by the producer price index, fell for an unprecedented seven months in a row before finally showing increases the past three months. Overall, producer prices are down 0.2% on a year-over-year basis through October. Consumer prices are up 2.1% from the same period last year.

The U.S. bond market rallied with little interruption since our last letter to you. The market was buoyed by tentative evidence of slowing domestic growth, better-than-expected inflation news, the smallest federal budget deficit in more than 20 years, and the diminishing likelihood of another Fed tightening. The prospect of a major slowdown in Southeast Asia, and investors' desire for a "safe haven" for their investments also added to the rally in the government bond sector late in the period. Interest rates on all maturities ended the period lower; the 30-year Treasury bond yield declined by 80 basis points to 6.15% and the 10-year Treasury bond yield dropped to 5.83%, down 88 basis points from its April level.

In the developing markets, strong gains throughout most of the period were erased as economic problems which began in Thailand quickly spread to other Southeast Asian countries. Early policy responses in the affected countries were widely viewed as inadequate and/or inappropriate and resulted in a ripple effect that subsequently spread to other global bond markets including the U.S. Fundamental analysis took a back seat to market psychology in many cases and investors sold bonds of all countries, including U.S. corporate bonds. Overall, yield spreads on the J.P. Morgan Emerging Market Bond Index (the Fund's benchmark), which had narrowed to 475 basis points as of April 30, widened to 606 basis points at the end of the period.

INVESTMENT OUTLOOK
Recent slowing in employment gains and soft retail sales suggest slower growth as we move into 1998. We believe that the currency devaluations and economic slowing in Southeast Asia will further temper U.S. growth in the upcoming year as exports to that region decline. We expect interest rates to remain within their recent range (between 5.75% and 6.50% on the 30-year Treasury) and the healthy U.S. economy to cycle between stronger and weaker periods of growth. Given the prolonged period of strong capacity utilization and employment gains and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is some risk that the Federal Reserve will modestly raise rates as a precautionary measure.


1


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

In the developing markets, commitment to economic integration remains high and the global environment of relatively stable growth and inflation will support the integration process. Nonetheless, in the period ahead growth and inflation prospects will diverge. Latin America, Eastern Europe and Russia will generally enhance global growth as their economic and inflation trends improve. Meanwhile, much of Southeast Asia will detract from global growth as their economies slow and inflation increases. Country selection will remain critical in the emerging markets.

The picture in Latin America continues to be one of growth, albeit slower than in past years, and low inflation. In Brazil, inflation fell in August and is expected to register 4.5%-5% for all of 1997. The government's recent decision to vigorously defend the Brazilian real will likely produce temporary weakness but will presumably provide a sound foundation to ensure continued economic growth. Although the Mexican peso fell victim to the currency crisis plaguing Southeast Asia, economic fundamentals remain strong. The Mexican economy grew at a 7.0% rate during the first half of 1997 and industrial production surged 8.2% year-over-year in August, following July's jump of 10.3%. These figures bode well for third quarter growth and are consistent with our belief that Mexico will grow 5%-6% annually through 2000. Despite excellent fundamentals, Argentina will continue to be hit by the spillover from Asia. Although there is no question about the government's resolve to protect the currency, the fact that Argentina has a fixed exchange rate leaves it vulnerable to investor concerns about a devaluation and/or loss in liquidity. However, longer-term, we remain very positive on Argentina's economic prospects.

In Russia, the economy appears to be expanding. The GDP in August showed a 0.7% increase over year earlier levels. Industrial production shows a similar pattern, increasing 3.0% year-over-year in August following a 3.4% year-over-year increase in July. The recently completed restructuring of Russia's commercial bank debt should also support continued gains in the prices of Russian bonds. However, a recent downturn in revenue generation--the Achilles heel of the Russian reform program--threatens the excellent reform momentum and bears close scrutiny.

In Southeast Asia, the near-term outlook is bleak. The unfolding adjustments for these countries involve much weaker currencies, higher interest rates, lower stock prices, numerous bankruptcies, banking-sector consolidation and slower growth. Financial markets in this region will remain under intense pressure as policy makers grapple with appropriate responses to the economic crisis. The International Monetary Fund's decision to step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability to this region. Long-term, we are optimistic about the investment value in Asia since favorable fundamentals are still in place. We will be monitoring developments in this region closely in the upcoming periods.

CHANGE IN INVESTMENT POLICY
On August 6, 1997, your Fund's board of directors announced a modification of the Fund's investment policy with respect to Brady Bonds. Previously, the Fund had been required to invest at least 50% of its aggregate sovereign debt positions in Brady Bonds collateralized as to the payment of principal at maturity by U.S. Treasury zero coupon obligations. The Fund's board has acted to broaden and update the Fund's investment policies by eliminating the requirement that a minimum portion of sovereign debt obligations consist of collateralized Brady Bonds.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-106.5%
COLLATERALIZED BRADY BONDS(A)-85.9%
ARGENTINA-15.7%
Republic of Argentina
  Euro Par Bonds
  5.50%, 3/31/23 (b)                            $32,000     $ 21,800,000

BRAZIL-16.3%
Republic of Brazil
  Discount Bonds FRN Series Z-L
  6.6875%, 4/15/24                               19,160       14,370,000
  Par Bonds Series Z-L
  5.25%, 4/15/24(b)                              12,700        8,278,812
                                                             ------------
                                                              22,648,812

BULGARIA-6.3%
Republic of Bulgaria
  Discount Bonds FRN
  6.6875%, 7/28/24                               12,500        8,656,250

ECUADOR-3.6%
Republic of Ecuador
  Discount Bonds FRN
  6.6875%, 2/28/25(b)                             7,400        4,995,000

JORDAN-5.4%
Republic of Jordan
  Par Bonds
  4.00%, 12/23/23(b)                             11,200        7,448,000

MEXICO-18.4%
United Mexican States
  Discount Bonds FRN Series B
  6.83594%, 12/31/19(c)                          10,240        9,152,000
  Discount Bonds FRN Series D
  6.8125%, 12/31/19(c)                            6,000        5,362,500
  Euro Par Bonds Series A
  6.25%, 12/31/19(c)                              8,600        6,740,250
  Euro Par Bonds Series B
  6.25%, 12/31/19(c)                              5,500        4,310,625
                                                             ------------
                                                              25,565,375

NIGERIA-5.7%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20(d)                             12,000        7,920,000

POLAND-3.4%
Republic of Poland Discount Bonds FRN
  6.6875%, 10/27/24                               5,000        4,693,750

VENEZUELA-11.1%
Republic of Venezuela
  Discount Bonds FRN Series A
  6.75%, 3/31/20(e)                              13,000       11,342,500
  Par Bonds Series W-A
  6.75%, 3/31/20(e)                               4,900        4,097,625
                                                             ------------
                                                              15,440,125

Total Collateralized Brady Bonds
  (cost $119,601,124)                                        119,167,312

LOAN PARTICIPATION & ASSIGNMENT-7.7%
ALGERIA-1.9%
Algeria Refinancing Trust FRN
  Loan Assignment Tranche B
  6.6875%, 9/05/05                                3,000        2,550,000

MOROCCO-5.8%
Kingdom of Morocco
  Loan Participation FRN Series A
  6.8125%, 1/01/09                               10,000        8,062,500

Total Loan Participation & Assignment
  (cost $7,129,070)                                           10,612,500


3


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
OTHER SOVEREIGN DEBT OBLIGATIONS-6.7%
RUSSIA-6.7%
Russia Principal Loans - WI
  FRN 12/15/20(f)(g)
  (cost $10,882,500)                            $15,800     $  9,322,000

NON-COLLATERALIZED BRADY BONDS-6.2%
BRAZIL-2.3%
Republic of Brazil C-Bonds
  8.00%, 4/15/14(h)                               4,675        3,154,209

PANAMA-2.5%
Republic of Panama IRB
  3.75%, 7/17/14(b)                               5,000        3,525,000

PERU-1.4%
Republic of Peru FLIRB
  3.25%, 3/07/17 (b)(f)                           1,500          750,000
Republic of Peru PDI
  4.00%, 3/07/17(b)(f)                            2,000        1,130,000
                                                             ------------
                                                               1,880,000

Total Non-Collateralized Brady Bonds
  (cost $9,049,726)                                            8,559,209

Total Sovereign Debt Obligations
  (cost $146,662,420)                                        147,661,021

U.S. GOVERNMENT OBLIGATION-34.1%
U.S. Treasury Strip
  Zero coupon, 2/15/03
  (cost $47,646,006)                             64,000       47,340,160

TIME DEPOSIT-0.3%
Bank of New York
  5.1875%, 11/03/97
  (cost $377,000)                                   377          377,000

TOTAL INVESTMENTS-140.9%
  (cost $194,685,426)                                        195,378,181
Other assets less liabilities-(40.9%)                        (56,669,199)

NET ASSETS-100%                                             $138,708,982


(a) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1997.

(c)  Security trades with value recovery rights expiring June 30, 2003.

(d)  Security trades with oil warrants expiring November 15, 2020.

(e)  Security trades with oil warrants expiring April 15, 2020.

(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997 these securities amounted to $11,202,000 or 8.1% of net assets.

(g) An interest rate based on the six-month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

(h)  Coupon consists of 4.50% cash payment and 3.50% paid-in-kind.

     Glossary of Terms:
     FLIRB  -  Front Loaded Interest Reduction Bond.
     FRN    -  Floating Rate Note.
     IRB    -  Interest Reduction Bond.
     PDI    -  Past Due Interest.
     WI     -  When Issued.

     See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $194,685,426)        $ 195,378,181
  Cash                                                                  23,178
  Receivable for investment securities sold                         33,229,138
  Interest receivable                                                2,683,550
  Deferred organization expenses and other assets                        4,098
  Total assets                                                     231,318,145

LIABILITIES
  Payable for investment securities purchased                       91,632,890
  Unrealized depreciation on interest rate swap contract               674,196
  Advisory fee payable                                                 130,440
  Administrative fee payable                                            19,566
  Accrued expenses                                                     152,071
  Total liabilities                                                 92,609,163

NET ASSETS                                                       $ 138,708,982

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      86,527
  Additional paid-in capital                                       119,218,745
  Undistributed net investment income                                2,761,040
  Accumulated net realized gain on investment transactions          16,624,111
  Net unrealized appreciation of investments and other assets           18,559
                                                                 $ 138,708,982

NET ASSET VALUE PER SHARE (based on 8,652,707 shares outstanding)       $16.03


See notes to financial statements.


5


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $ 15,982,991

EXPENSES
  Advisory fee                                      $ 1,462,820
  Administrative fee                                    219,424
  Audit & legal                                         107,556
  Custodian                                             103,406
  Transfer agency                                        77,140
  Directors' fees                                        36,112
  Printing                                               24,965
  Amortization of organization expenses                  17,885
  Registration                                           16,207
  Taxes                                                  10,800
  Miscellaneous                                          10,253
  Total expenses                                                     2,086,568
  Net investment income                                             13,896,423

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      23,952,946
  Net change in unrealized appreciation of
    investments and other assets                                   (19,652,839)
  Net gain on investments                                            4,300,107

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 18,196,530


See notes to financial statements.


6


STATEMENT OF CHANGES
IN NET ASSETS                             ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1997            1996
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 13,896,423    $ 12,618,227
  Net realized gain on investment transactions 23,952,946 13,908,106 Net change in unrealized appreciation of
    investments and other assets                   (19,652,839)     16,452,008
  Net increase in net assets from operations        18,196,530      42,978,341

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                            (13,628,017)    (11,594,630)
  Total increase                                     4,568,513      31,383,711

NET ASSETS
  Beginning of year                                134,140,469     102,756,758
  End of year (including undistributed net
    investment income of $2,761,040 and
    $2,492,634, respectively)                     $138,708,982    $134,140,469


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Due to the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so that the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available and restricted securities are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $90,000 have been deferred and are being amortized on a straight-line basis through November, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 1997, the Fund reimbursed AFS $5,500, relating to shareholder servicing costs.


8


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $261,334,018 and $252,431,972, respectively, for the year ended October 31, 1997. There were purchases of $271,478,845 and sales of $268,486,865 of U.S. government obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $195,890,985. Accordingly, gross unrealized appreciation of investments was $8,111,959 and gross unrealized depreciation of investments was $8,624,763 resulting in net unrealized depreciation of $512,804 (excluding swap contracts).

1. INTEREST RATE SWAP AGREEMENT
The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At October 31, 1997, the Fund had an outstanding interest rate swap contract with the following terms:

                                                        RATE TYPE
                                           --------------------------------
    SWAP         NOTIONAL     TERMINATION  PAYMENTS MADE  PAYMENTS RECEIVED    UNREALIZED
COUNTERPARTY      AMOUNT         DATE       BY THE FUND     BY THE FUND       DEPRECIATION
------------  --------------  -----------  -------------  -----------------   ------------
   Morgan     US$ 12,000,000    1/01/09        LIBOR#         6.8526%           $674,196
  Guaranty


#    LIBOR (London Interbank Offered Rate).


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized.

Of the 8,652,707 shares outstanding at October 31, 1997, the Adviser owned 7,200 shares. During the years ended October 31, 1997 and 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


10


FINANCIAL HIGHLIGHTS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                NOVEMBER 2,
                                                           YEAR ENDED OCTOBER 31,               1992(A) TO
                                            --------------------------------------------------  OCTOBER 31,
                                                1997         1996         1995         1994        1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.50       $11.88       $11.08       $22.09       $13.82(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.61         1.46         1.51(c)      1.32         1.54
Net realized and unrealized gain (loss)
  on investments                                 .50         3.50          .71        (5.66)        8.19
Net increase (decrease) in net asset
  value from operations                         2.11         4.96         2.22        (4.34)        9.73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.58)       (1.34)       (1.42)       (1.39)       (1.46)
Distributions from net realized gains             -0-          -0-          -0-       (4.96)          -0-
Distributions in excess of net
  realized gains                                  -0-          -0-          -0-        (.09)          -0-
Tax return of capital distribution                -0-          -0-          -0-        (.23)          -0-
Total dividends and distributions              (1.58)       (1.34)       (1.42)       (6.67)       (1.46)
Net asset value, end of period                $16.03       $15.50       $11.88       $11.08       $22.09
Market value, end of period                   $15.875      $13.625      $11.75       $13.00       $20.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                 28.74%       28.49%        2.78%       (7.52)%      59.14%
  Net asset value                              14.24%       44.57%       21.92%      (27.29)%      72.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $138,709     $134,140     $102,757      $93,528     $164,622
Ratio of expenses to average net assets         1.43%        1.70%        1.55%        1.43%        1.44%(e)
Ratio of net investment income to
  average net assets                            9.50%       10.84%       14.12%        9.08%        9.79%(e)
Portfolio turnover rate                          281%         352%         441%         395%         417%


(a)  Commencement of operations.

(b)  Net of offering costs of $.13.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


11


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc., including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 21, 1997


12


ADDITIONAL INFORMATION                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


13


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(FORMERLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGALCOUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004


(1)  Member of the Audit Committee.


14


ALLIANCE WORLD DOLLAR GOVERNMENT FUND
Summary of General Information

THE FUND
Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at 1-800-331-1710.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGAR